UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2013

LIFESTYLE MEDICAL NETWORK INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52408	13-1026995
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 South Orange Ave., Suite 1510, Orlando, FL	32810
(Address of Principal Executive Offices)	(Zip Code)

407-514-1230
(Issuer’s Telephone Number, Including Area Code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 26, 2013, the Company’s Board of Directors, after discussion with the Company’s independent auditors, concluded that our previously issued (audited) consolidated financial statements for the year ending December 31, 2011, as filed with the Securities and Exchange Commission (the “Commission”) on April 12, 2012, and interim period unaudited statements for our 2012 fiscal year to and including the unaudited statements for the period ended September 30, 2012, should no longer be relied upon because the Company did not report amortization on a significant intangible asset acquired May 2011. The resulting changes will require restatement of our financial statements for such periods and will most likely be material.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTYLE MEDICAL NETWORK INC.
(Registrant)

	By:	/s/ Christopher Smith
Christopher Smith,
Chief Executive Officer

Date: May 1, 2013